UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

Amendment No. 1

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2024

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ARCADIUM LITHIUM PLC

(Exact name of registrant as specified in its charter)

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Bailiwick of Jersey	001-41907	98-1737136
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 12, Gateway Hub Shannon Airport House Shannon, Co. Clare Ireland		V14 E370
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:

+353 1 6875238

Not Applicable

(Former name or former address, if changed since last report)

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Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $1.00 per share	ALTM	New York Stock Exchange

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends Item 2.01 and Item 9.01 of the Current Report on Form 8-K originally filed by Arcadium Lithium plc (the “Company”) on January 4, 2024 (the “Original 8-K”), in which the Company reported, among other things, the consummation of the merger of equals between Livent Corporation and Allkem Limited (the “Allkem Livent Merger”) pursuant to a Transaction Agreement, dated as of May 10, 2023, as amended by the Amendment to Transaction Agreement, dated as of August 2, 2023, the Second Amendment to Transaction Agreement, dated as of November 5, 2023, and the Third Amendment to Transaction Agreement, dated as of December 20, 2023 (as amended, the “Transaction Agreement”), by and among Livent Corporation, Allkem Limited, the Company, Lightning-A Merger Sub, Inc. and Arcadium Lithium Intermediate IRL Limited. As a result of the Allkem Livent Merger, Livent Corporation and Allkem Limited became wholly-owned subsidiaries of the Company.

This Amendment No. 1 amends the Original 8-K to amend the Company’s unaudited pro forma financial information included in the Original 8-K, in order to reflect updated purchase price accounting for the Allkem Livent Merger in accordance with the requirements of Article 11 of Regulation S-X.

This Amendment No. 1 does not amend any other item of the Original 8-K and all other information previously reported in or filed with the Original 8-K is hereby incorporated by reference into this Amendment No. 1.

The pro forma financial information included as Exhibit 99.1 to this Amendment No. 1 has been presented for illustrative purposes only and is not intended to and does not purport to represent what the Company’s actual results or financial condition would have been if the Allkem Livent Merger had occurred on the relevant date, and is not intended to project the future results or financial condition that the Company may achieve.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The Company hereby amends Item 2.01 of the Original 8-K to add the following:

The Company is filing unaudited pro forma condensed combined financial information of the Company, giving effect to the Allkem Livent Merger, which includes the unaudited pro forma condensed combined balance sheet as of September 30, 2023 and unaudited pro forma condensed combined statements of income for the year ended December 31, 2022 and the nine months ended September 30, 2023 and the related notes, which are filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial information of the Company are included as Exhibit 99.1 hereto and incorporated into this Item 9.01 by reference:

●	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2023;

●	Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2022 and nine months ended September 30, 2023; and

●	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Unaudited pro forma condensed combined financial information of Arcadium Lithium plc
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCADIUM LITHIUM PLC

By:	/s/ Gilberto Antoniazzi
Name:	Gilberto Antoniazzi
Title:	Chief Financial Officer, Vice President and Treasurer

Dated: February 28, 2024